SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:


[_]  Preliminary Proxy Statement            [_] Soliciting Material Under Rule
[_]  Confidential, For Use of the                14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials




                         The High Yield Income Fund Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)




--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

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2) Aggregate number of securities to which transaction applies:

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3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4) Proposed maximum aggregate value of transaction:

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5) Total fee paid:

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[_] Fee paid previously with preliminary materials:

--------------------------------------------------------------------------------
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1) Amount previously paid:

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     2) Form, Schedule or Registration Statement No.:

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     3) Filing Party:

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     4) Date Filed:

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


                        THE HIGH YIELD INCOME FUND, INC.
                              GATEWAY CENTER THREE
                            NEWARK, NEW JERSEY 07102

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            ------------------------

To Our Shareholders:


     Notice is hereby given that the 2003 Annual Meeting of Shareholders (the Meeting) of The High Yield Income Fund, Inc. (the Fund) will be held on December 4, 2003, at 10:00 a.m., Eastern Standard time, at 100 Mulberry Street, Gateway Center Three, 14th Floor, Newark, New Jersey 07102, for the following purposes:

          1.   To elect six directors.

          2.   To approve proposed Charter Amendments.

          3. To consider and act upon any other business as may properly come before the Meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on October 10, 2003 as the record date for the determination of shareholders entitled to vote at the Meeting or any adjournment thereof.




                                               Deborah A. Docs

                                                 SECRETARY


Dated: October 31, 2003


--------------------------------------------------------------------------------
  WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. IN ORDER
  TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY PROMPTLY.
--------------------------------------------------------------------------------

                        THE HIGH YIELD INCOME FUND, INC.
                              GATEWAY CENTER THREE
                            NEWARK, NEW JERSEY 07102

                                   ----------

                                 PROXY STATEMENT

                                   ----------

     This Proxy Statement is furnished by the Board of Directors of The High Yield Income Fund, Inc. (the Fund) in connection with the Fund's solicitation of proxies for use at the Annual Meeting of Shareholders to be held on December 4, 2003 at 10:00 a.m., Eastern Standard Time, at 100 Mulberry Street, Gateway Center Three, 14th Floor, Newark, New Jersey 07102, the Fund's principal executive office. The purpose of the Meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting.

     If the accompanying form of proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the proxy. However, if no instructions are specified, shares will be voted FOR each proposal. A proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Fund or by attendance at the Meeting. If sufficient votes to approve any proposed item are not received, the Chairman of the Meeting may adjourn the Meeting to permit further solicitation of proxies. In the event that a meeting is adjourned, the same procedures will apply at a later meeting date.

     Since Proposal No. 1 is to be determined by a plurality of the votes cast, each "broker non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power) and abstention will be considered present for purposes of determining the existence of a quorum for the transaction of business but, not being cast, will have no effect on the outcome of such matter. Approval of Proposal No. 2 requires the affirmative vote of a majority of the Fund's outstanding common stock. Approval of Proposal No. 3 requires the affirmative vote of two-thirds of the Fund's outstanding common stock. As such, abstentions and broker non-votes will effectively act as votes "against" Proposals No. 2 and 3.

     The close of business on October 10, 2003 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting. On that date, the Fund had 11,522,068 shares of Common Stock outstanding and entitled to vote. Each share will be entitled to one vote at the Meeting. It is expected that the Notice of Annual Meeting, Proxy Statement and accompanying form of proxy will first be mailed to shareholders of record on or about October 31, 2003. The most recent annual report for the Fund is being mailed to shareholders together with this Proxy Statement.

     As of October 10, 2003, there were no shareholders of record that held more than 5% of the outstanding shares of the Fund. As of October 10, 2003, the percentage of shares beneficially owned by any Director or Nominee and by all Directors and Officers of the Fund as a group, did not exceed 1% of the outstanding shares of common stock of the Fund.

     The expenses of solicitation will be borne by the Fund and will include reimbursement of brokerage firms and others for expenses in forwarding proxy solicitation material to beneficial owners. The solicitation of proxies will be largely by mail but may include, without cost to the Fund, telephonic, telegraphic or oral communications by regular employees of Wachovia Securities LLC (Wachovia Securities). In addition, the Board of Directors of the Fund has authorized management to retain, at their discretion, Georgeson Shareholder Communications, Inc., a proxy solicitation firm, to assist in the solicitation of proxies for this Meeting. The cost of solicitation, including specified expenses, is estimated to be approximately $9,000 and will be borne by the Fund.

     Prudential Investments LLC (PI or the Manager), Gateway Center Three, Newark, New Jersey 07102, serves as the Fund's Manager under a management agreement dated as of December 15, 1988 (the Management Agreement). Investment advisory services are provided to the Fund by PI through its affiliate, Prudential Investment Management, Inc. (PIM or the Subadviser), Prudential Plaza, Newark, New Jersey 07102, under a Subadvisory Agreement dated December 15, 1988. Both PI and PIM are indirect, wholly owned subsidiaries of Prudential Financial, Inc. (Prudential). As of June 30, 2003, PI, a wholly owned subsidiary of Prudential, served as the manager to open-end investment companies, and as manager or administrator to closed-end investment companies with aggregate assets of approximately $110.1 billion. The Fund has a Board of Directors which, in addition to overseeing the actions of the Fund's Manager and Subadviser, decides upon matters of general policy.

                              ELECTION OF DIRECTORS
                                (PROPOSAL NO. 1)

     The Fund's Articles of Incorporation provide that the Board of Directors will be divided into three classes of Directors, as nearly equal in number as possible. Each Class serves for three years with one class being elected each year. Each year the term of office of one class will expire. The Board of Directors is currently comprised of twelve Directors apportioned among the classes as indicated below:

     Class I - Messrs. LaBlanc, McCorkindale, Odenath and Weil

     Class II - Ms. Gold, Ms. Smith and Messrs. Gunia and Mooney

     Class III - Ms. Rice and Messrs. Munn, Redeker and Stoneburn.

     Messrs. Gunia, Munn and Redeker and Ms. Rice have previously been elected by shareholders.


     Ms. Teeters, who was previously a member of Class I, resigned her Board seat effective as of April 23, 2003. Ms. Gold and Messrs. Mooney, Weil and Odenath have expressed their intention to resign effective as of the Meeting date. On May 27, 2003, the Board appointed Robert E. LaBlanc and Douglas H. McCorkindale to serve as Class I Directors, Robin B. Smith to serve as a Class II Director and Stephen Stoneburn to serve as a Class III Director, each to be submitted for approval by Shareholders. In addition, the Board has nominated David E.A. Carson to become a Class I Director and Clay T. Whitehead to become a Class II Director, for election by shareholders at the Meeting.

     These changes are part of a larger effort among the Prudential retail mutual fund complex to elect a common Board for each retail Fund in the complex, consisting of the same or similar set of persons. The Fund's current Directors believe that creating a common retail Fund Board is in the best interests of the Fund. The principal reasons are:


     o  to bring additional experience and diversity of viewpoints to the Board;

     o to bring the benefit of experience derived from service on the boards of the other Prudential mutual funds;

     o  to promote continuity on the Board; and

     o to achieve efficiencies and coordination in operation, supervision and oversight of the Funds which may be derived from having the same individuals serve on the Board of each of the Prudential retail mutual funds.

     Pertinent information about each nominee is set forth below.

     At each Annual Meeting, Directors will be elected to hold office until the earlier to occur of (i) the next meeting of shareholders at which Directors of that Class are elected and their successors are elected and qualified or (ii) the expiration of their terms in accordance with the Fund's retirement policy or
(iii) until they resign or are removed as permitted by law. The Fund's retirement policy generally calls for the retirement of Directors on December 31 of the year in which they reach the age of 75.

BOARD NOMINEES FOR ELECTION AT THE MEETING

     At the Meeting, shareholders will be asked to vote on the election of the nominees listed below, to serve in the Classes and for the terms indicated and until their successors have been elected and qualified:

     CLASS I NOMINEES (to serve until 2006):
     David E. A. Carson
     Robert E. La Blanc
     Douglas H. McCorkindale

     CLASS II NOMINEES (to serve until 2004):
     Robin B. Smith
     Clay T. Whitehead

     CLASS III NOMINEE (to serve until 2005):
     Stephen Stoneburn


     It is the intention of the persons named in the enclosed proxy to vote in favor of the election of each of the nominees listed above, and each such nominee has consented to be named in the Proxy Statement and to serve as Director if elected. The Directors have no reason to believe that any of the nominees named above will become unavailable for election as a Director, but if that should occur before the Meeting, proxies will be voted for such persons as the Directors may recommend.


     CONTINUING DIRECTORS

     Since they have already been elected by shareholders, the following Directors will continue their service past the Meeting:

     Class II: Mr. Gunia, whose term expires in 2004.

     Class III:  Ms. Rice and Messrs.  Munn and  Redeker,  whose terms expire in
2005.

                             MANAGEMENT OF THE FUND

     Information pertaining to the Directors of the Fund and Nominees is set forth below. Directors who are not deemed to be "interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended (the Investment Company Act or the 1940 Act) are referred to as "Independent Directors". Directors who are deemed to be "interested persons" of the Fund are referred to as "Interested Directors". "Fund Complex" consists of the Fund and any other investment companies managed by PI. None of the Nominees is related to another. None of the Fund's Independent Directors nor persons nominated to become Independent Directors owns shares of Prudential or its affiliates.

                   DIRECTORS, NOMINEES AND EXECUTIVE OFFICERS

                                                                                          NUMBER OF
                                                                                        PORTFOLIOS IN
                                                                                        FUND COMPLEX+              OTHER
                                           TERM OF                                       OVERSEEN BY           DIRECTORSHIPS**
                         POSITION(S)      OFFICE AND                                     DIRECTOR OR         HELD BY DIRECTOR OR
NAME, ADDRESS*            HELD WITH       LENGTH OF        PRINCIPAL OCCUPATION(S)       NOMINEE FOR               NOMINEE
AND AGE                    THE FUND      TIME SERVED        DURING PAST FIVE YEARS        DIRECTOR              FOR DIRECTOR
--------------------     ------------    ------------    ---------------------------    -------------    ---------------------------
David E. A. Carson       None                 --         Director (January 2000              99          Director of United
(69)                     Board                           to May 2000), Chairman                          Illuminating and UIL
                         Nominee                         (January 1999 to                                Holdings (utility company)
                         Class I***                      December 1999), Chairman                        since May 1993.
                                                         and Chief Executive
                                                         Officer (January 1998 to
                                                         December 1998) and
                                                         President, Chairman
                                                         and Chief Executive
                                                         Officer (1983-1997) of
                                                         People's Bank.

Robert E. La Blanc       Currently,           --         President (since 1981)              119         Director of Storage
(69)                     Class I                         of Robert E. La Blanc                           Technology Corporation
                         Director, also                  Associates, Inc.                                (since 1979) (technology);
                         Board                           (telecommunications);                           Chartered Semiconductor
                         Nominee                         formerly General Partner                        Manufacturing, Ltd. (since
                         Class I***                      at Salomon Brothers and                         1998) Titan Corporation
                                                         Vice-Chairman of                                (electronics) (since 1995);
                                                         Continental Telecom;                            Computer Associates
                                                         Trustee of Manhattan                            International, Inc.
                                                         College.                                        (since 2002) (software
                                                                                                         company); FiberNet Telecom
                                                                                                         Group, Inc. (since 2003)
                                                                                                         (telecom company); Director
                                                                                                         (since April 1999) of The
                                                                                                         High Yield Plus Fund, Inc.

                                                                                         NUMBER OF
                                                                                       PORTFOLIOS IN
                                                                                       FUND COMPLEX+              OTHER
                                          TERM OF                                       OVERSEEN BY           DIRECTORSHIPS**
                        POSITION(S)      OFFICE AND                                     DIRECTOR OR         HELD BY DIRECTOR OR
NAME, ADDRESS*           HELD WITH       LENGTH OF        PRINCIPAL OCCUPATION(S)       NOMINEE FOR               NOMINEE
AND AGE                   THE FUND      TIME SERVED        DURING PAST FIVE YEARS        DIRECTOR              FOR DIRECTOR
--------------------    ------------    ------------    ---------------------------    -------------    ---------------------------
Douglas H.              Currently,           --          Chairman (since February           101         Director of Gannett Co.,
McCorkindale            Class I                          2001), Chief Executive                         Inc., Director of
(64)                    Director, also                   Officer (since June                            Continental Airlines, Inc.
                        Board                            2000) and President                            (since May 1993); Director
                        Nominee                          (since September 1997)                         of Lockheed Martin Corp.
                        Class I***                       of Gannett Co. Inc.                            (aerospace and defense)
                                                         (publishing and media);                        (since May 2001); Director
                                                         formerly Vice Chairman                         of the High Yield Plus
                                                         (March 1984-May 2000) of                       Fund, Inc. (since 1996).
                                                         Gannett Co. Inc.

Stephen P. Munn         Director          Since 1999     Chairman of the Board              107         Chairman of the Board
(60)                    Class III***                     (since 1994) and                               (since January 1994) and
                                                         formerly Chief Executive                       Director (since 1988) of
                                                         Officer (1988-2001) and                        Carlisle Companies
                                                         President of Carlisle                          Incorporated (manufacturer
                                                         Companies Incorporated.                        of industrial products);
                                                                                                        Director of Gannett Co.,
                                                                                                        Inc. (publishing and media).

Richard A. Redeker      Director          Since 1993     Management Consultant;             102
(60)                    Class III***                     formerly employee of
                                                         Prudential Investments
                                                         (October 1996-December
                                                         1998); Director of
                                                         Invesmart, Inc. (since
                                                         2001) and Director of
                                                         Penn Tank Lines, Inc.
                                                         (since 1999).

                                                                                         NUMBER OF
                                                                                       PORTFOLIOS IN
                                                                                       FUND COMPLEX+              OTHER
                                          TERM OF                                       OVERSEEN BY           DIRECTORSHIPS**
                        POSITION(S)      OFFICE AND                                     DIRECTOR OR         HELD BY DIRECTOR OR
NAME, ADDRESS*           HELD WITH       LENGTH OF        PRINCIPAL OCCUPATION(S)       NOMINEE FOR               NOMINEE
AND AGE                   THE FUND      TIME SERVED        DURING PAST FIVE YEARS        DIRECTOR              FOR DIRECTOR
--------------------    ------------    ------------    ---------------------------    -------------    ---------------------------
Robin B. Smith (64)     Currently,           --          Chairman of the Board             109          Director of BellSouth
                        Class II                         (since January 2003) of                        Corporation (since 1992).
                        Director, also                   Publishers Clearing
                        Board                            House (direct
                        Nominee                          marketing); formerly
                        Class II***                      Chairman and Chief
                                                         Executive Officer
                                                         (August 1996-January
                                                         2003) of Publishers
                                                         Clearing House.

Stephen Stoneburn       Currently,        --             President and Chief               107                      --
(60)                    Class III                        Executive Officer (since
                        Director, also                   June 1996) of Quadrant
                        Board                            Media Corp. (a
                        Nominee                          publishing company);
                        Class III***                     formerly President (June
                                                         1995-June 1996) of Argus
                                                         Integrated Media, Inc.;
                                                         Senior Vice President
                                                         and Managing Director
                                                         (January 1993-1995) of
                                                         Cowles Business Media
                                                         and Senior Vice
                                                         President of Fairchild
                                                         Publications, Inc.
                                                         (1975-1989).

Clay T. Whitehead       None              --             President (since 1983)            106          Director (since 2000)
(64)                    Board                            of National Exchange                           of The High Yield
                        Nominee                          Inc. (new business                             Plus Fund, Inc.
                        Class II***                      development firm).

                                                           INTERESTED DIRECTORS

                                                                                         NUMBER OF
                                                                                       PORTFOLIOS IN
                                                                                       FUND COMPLEX+              OTHER
                                          TERM OF                                       OVERSEEN BY           DIRECTORSHIPS**
                        POSITION(S)      OFFICE AND                                     DIRECTOR OR         HELD BY DIRECTOR OR
NAME, ADDRESS*           HELD WITH       LENGTH OF        PRINCIPAL OCCUPATION(S)       NOMINEE FOR               NOMINEE
AND AGE                   THE FUND      TIME SERVED        DURING PAST FIVE YEARS        DIRECTOR              FOR DIRECTOR
--------------------    ------------    ------------    -----------------------------  -------------    ---------------------------
Judy A. Rice (55)++     President         Director      President, Chief Executive          109                     --
                        and               since 2000.   Officer, Chief Operating
                        Director          President     Officer and Officer-In-Charge
                        Class III***      since 2003.   (since 2003) of PI; Director,
                                                        Officer-in-Charge, President,
                                                        Chief Executive Officer and
                                                        Chief Operating Officer
                                                        (since May 2003) of American
                                                        Skandia AdvisoryServices,
                                                        Inc. and American Skandia
                                                        Investment Services, Inc.;
                                                        Director, Officer-in-Charge,
                                                        President, Chief Executive
                                                        Officer (since May 2003) of
                                                        American Skandia Fund
                                                        Services, Inc.; formerly
                                                        various positions to Senior
                                                        Vice President (1992-1999) of
                                                        Prudential Securities; and
                                                        various positions to Managing
                                                        Director (1975-1992) of
                                                        Salomon Smith Barney; Member
                                                        of Board of Governors of the
                                                        Money Management Institute.

                                                                                         NUMBER OF
                                                                                       PORTFOLIOS IN
                                                                                       FUND COMPLEX+              OTHER
                                          TERM OF                                       OVERSEEN BY           DIRECTORSHIPS**
                        POSITION(S)      OFFICE AND                                     DIRECTOR OR         HELD BY DIRECTOR OR
NAME, ADDRESS*           HELD WITH       LENGTH OF        PRINCIPAL OCCUPATION(S)       NOMINEE FOR               NOMINEE
AND AGE                   THE FUND      TIME SERVED        DURING PAST FIVE YEARS        DIRECTOR              FOR DIRECTOR
--------------------    ------------    ------------    -----------------------------  -------------    ---------------------------
Robert F. Gunia         Vice              Since         Chief Administrative Officer        189         Vice President and Director
(56)++                  President         1996          (since June 1999) of PI;                        (since May 1989) and
                        and                             Executive Vice President and                    Treasurer (since 1999) of
                        Director                        Treasurer (since January                        The Asia Pacific Fund, Inc.
                        Class II***       1996          1996) of PI; President (since
                                                        April 1999) of PIMS;
                                                        Corporate Vice President
                                                        (since September 1997) of The
                                                        Prudential Insurance Company
                                                        of America (Prudential);
                                                        Director, Executive Vice
                                                        President and Chief
                                                        Administrative Officer (since
                                                        May 2003) of American Skandia
                                                        Investment Services, Inc,
                                                        American Skandia Advisory
                                                        Services, Inc. and American
                                                        Skandia Fund Services, Inc.;
                                                        formerly Senior Vice
                                                        President (March 1987-
                                                        May 1999) of Prudential
                                                        Securities Incorporated
                                                        (PSI).

* Unless otherwise indicated, the address of each Director or nominee is c/o Prudential Investments LLC (PI), Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

** This column includes only directorships of companies required to register, or file reports with the Securities and Exchange Commission (the SEC) under the Securities Exchange Act of 1934 (that is, "public companies") or other investment companies registered under the 1940 Act.

*** The Fund's Articles of Incorporation and Amended and Restated Bylaws provide that the Board of Directors is divided into three classes of Directors, as nearly equal in number as possible. Class Director serves for a term of three years, with one class being elected each year. In addition, the Board of Directors has adopted a retirement policy which calls for the retirement of each Director on December 31 of the year in which the Director reaches the age of 75. The table shows the number of years in which each Director has served as a Director or officer.

+ The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include The JennisonDryden Mutual Funds, Strategic Partners Funds, American Skandia Advisor Funds, Inc., The Prudential Variable Contract Accounts 2, 10, 11, The Target Portfolio Trust, The Prudential Series Fund, Inc., American Skandia Trust, and Prudential's Gibraltar Fund.

++ Ms. Rice and Mr. Gunia are each deemed to be an "Interested Director" because they are officers of the Fund.

                                  COMPENSATION


     Pursuant to the Management Agreement with the Fund, the Manager pays all compensation of officers and employees of the Fund as well as the fees and expenses of all Interested Directors of the Fund.



     Currently, each Independent Director who serves on the Board of the Fund is paid annual fees as set forth below for his or her service on the Board of the Fund. The Directors of the Fund are currently paid a fee of $1,000 per meeting. In addition, an Independent Director who serves on the Executive Committee is paid by the Funds in the retail fund cluster an annual aggregate fee of $10,000 and an Independent Director who chairs the Executive Committee is paid an annual aggregate fee of $18,000. An Independent Director who serves on the Audit Committee is paid on annual aggregate fee of $14,000 and an Independent Director who chairs the Audit Committee is paid an annual aggregate fee of $20,000. An Independent Director who serves on the Nominating Committee is paid an annual aggregate fee of $5,000 and an Independent Director who chairs the Nominating Committee is paid an annual aggregate fee of $7,000. Interested Directors will continue to receive no compensation from any Fund. Board Members will continue to be reimbursed for any expenses incurred in attending meetings and for other incidental expenses. Board fees are reviewed periodically by the Fund's Board.



     Independent Directors may defer receipt of their Directors' fees pursuant to a deferred fee agreement with the Fund. Under the terms of such agreement, the Fund accrues deferred Directors' fees daily which, in turn, accrues interest at a rate equivalent to the prevailing rate of 90-day U.S. Treasury bills at the beginning of each calendar quarter or, at the daily rate of return of any Fund in the Complex chosen by the Director. The Fund's obligation to make payments of deferred Directors' fees, together with interest thereon, is a general obligation of the Fund.

     The Fund has no retirement or pension plan for its Directors.

     The following table sets forth the aggregate compensation paid by the Fund for the fiscal year ended August 31, 2003 to the Independent Directors. The table also shows aggregate compensation paid to those Directors for service on the Fund's Board and the Board of any other investment company in the Fund Complex, for the calendar year ended December 31, 2002.

                   COMPENSATION PAID TO INDEPENDENT DIRECTORS

                                                               PENSION OR          TOTAL 2002
                                                               RETIREMENT       COMPENSATION FROM
                                             AGGREGATE     BENEFITS ACCRUED       FUND AND FUND
                                            COMPENSATION    AS PART OF FUND      COMPLEX PAID TO
NAME OF INDEPENDENT DIRECTOR, POSITION(1)    FROM FUND          EXPENSES      INDEPENDENT DIRECTORS
-----------------------------------------   ------------   ----------------   ---------------------
Delayne Dedrick Gold--Director ............    $1,754             None              $186,250 (36/88)(2)
Thomas T. Mooney--Director ................    $1,768             None              $201,250 (29/97)(2)
Stephen P. Munn--Director .................    $1,754             None              $118,000 (23/72)(2)
Richard A. Redeker--Director ..............    $1,750             None              $120,500 (23/72)(2)
Nancy H. Teeters ..........................    $1,750             None              $123,000 (24/71)(2)
Louis A. Weil, III--Director ..............    $1,750             None              $113,000 (23/72)(2)

----------
(1) Interested Directors do not receive any compensation from the Fund or any fund in the Fund Complex and therefore are not shown in the Compensation Table.

(2) Indicates number of funds/portfolios in Fund Complex (including the Fund) to which aggregate compensation relates.

     If elected, the directors will hold office generally without limit except that (a) any director may resign; (b) any director may be removed, but only for cause and only by the holders of at least 80% of the combined voting power of all classes of shares of capital stock entitled to be voted generally for the election for Directors; and (c) the Fund's retirement policy generally calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. In the event of a vacancy on the Board, the remaining directors will fill such vacancy by appointing another director, so long as immediately after such appointment, at least two-thirds of the directors have been elected by shareholders.

     The following tables set forth the dollar range of equity securities in the Fund beneficially owned by each Director or Nominee, and, on an aggregate basis, in all registered investment companies overseen by that Director of Nominee in the Fund Complex as of August 31, 2003.

            SHARE OWNERSHIP TABLE--INDEPENDENT DIRECTORS AND NOMINEES




                                                        AGGREGATE DOLLAR RANGE
                                                        OF EQUITY SECURITIES IN
                                        DOLLAR RANGE      ALL FUNDS OVERSEEN
                                         OF EQUITY        (OR TO BE OVERSEEN)
                                       SECURITIES IN   BY DIRECTOR OR NOMINEE IN
NAME OF DIRECTOR                           FUND              FUND COMPLEX
-------------------                    -------------   -------------------------
David E. A. Carson .................       None                   None
Delayne Dedrick Gold ...............       None           $10,001 - $50,000
Robert E. La Blanc .................       None             Over $100,000
Douglas H. McCorkindale ............       None             Over $100,000
Thomas T. Mooney ...................       None                   None
Stephen P. Munn ....................       None             Over $100,000
Richard A. Redeker .................       None             Over $100,000
Robin B. Smith .....................       None             Over $100,000
Stephen Stoneburn ..................       None             Over $100,000
Louis A. Weil, III .................       None                   None
Clay T. Whitehead ..................       None             Over $100,000


                   SHARE OWNERSHIP TABLE--INTERESTED DIRECTORS

                                                        AGGREGATE DOLLAR RANGE
                                        DOLLAR RANGE    OF EQUITY SECURITIES IN
                                         OF EQUITY        ALL FUNDS OVERSEEN
                                       SECURITIES IN        BY DIRECTOR IN
NAME OF DIRECTOR                           FUND              FUND COMPLEX
-------------------                    -------------   -------------------------

David R.Odenath, Jr. ...............       None                   None
Judy A. Rice .......................       None             Over $100,000
Robert F. Gunia ....................       None             Over $100,000

     The following table sets forth information regarding each class of securities owned beneficially or of record by each Independent Director or Nominee, and his/her immediate family members, in an investment adviser or principal underwriter of the Fund or a person (other than a registered investment company) directly or indirectly "controlling," "controlled by," or "under common control with" (within the meaning of the 1940 Act) an investment adviser or principal underwriter of the Fund as of June 30, 2003.

                                 NAME OF
                                OWNERS AND            TITLE              PERCENT
                              RELATIONSHIPS             OF    VALUE OF      OF
NAME OF DIRECTOR OR NOMINEE      TO FUND     COMPANY  CLASS  SECURITIES   CLASS
---------------------------   -------------  -------  -----  ----------   -----
David E. A. Carson ...........      --          --       --      --         --
Delayne Dedrick Gold .........      --          --       --      --         --
Robert F. Gunia ..............
Robert E. La Blanc ...........      --          --       --      --         --
Douglas H. McCorkindale ......      --          --       --      --         --
Thomas T. Mooney .............      --          --       --      --         --
Stephen P. Munn ..............      --          --       --      --         --
David R. Odenath, Jr. ........
Richard A. Redeker ...........      --          --       --      --         --
Judy A. Rice .................
Robin B. Smith ...............      --          --       --      --         --
Stephen Stoneburn ............      --          --       --      --         --
Louis A. Weil, III ...........      --          --       --      --         --
Clay T. Whitehead ............      --          --       --      --         --

                            STANDING BOARD COMMITTEES

     There were four regularly scheduled meetings and two special telephone meetings of the Fund's Board Directors for the fiscal year ended August 31, 2003. The Board of Directors has established two standing Committees in connection with the governance of the Fund--Audit and Nominating. For the fiscal year ended August 31, 2003, each of the incumbent Directors other than Mr. Mann attended 75% or more of the total number of meetings of Board of Directors and all Committees of which he or she was a member.

     The Audit Committee consists of all of the independent directors. The Fund's Board of Directors has adopted a written charter for the Audit Committee. The responsibilities of the Audit Committee are to assist the Board of Directors in overseeing the Fund's independent auditors, accounting policies and procedures, and other areas relating to the Fund's accounting, auditing and control processes. The function of the Audit Committee and the Board of Directors is oversight. Management of the Fund is responsible for the preparation, presentation and integrity of the Fund's financial statements. Management of the Fund is responsible for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures that provide compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for planning and carrying out a proper audit of the Fund's annual financial statements in accordance with generally accepted accounting standards. The independent auditors are accountable to the Board of Directors and Audit Committee, as representatives of the shareholders. The Board of Directors has the ultimate authority and responsibility to retain and terminate the Fund's independent auditors (subject, if applicable, to shareholder ratification). The Audit Committee met seven times during the fiscal year ended August 31, 2003.

     The Nominating Committee consists of all of the Independent Directors. This Committee interviews and recommends to the Board persons to be nominated for election as Directors by the Fund's shareholders and selects and proposes nominees for election by the Board between annual meetings. This Committee does not normally consider candidates proposed by shareholders for election as Directors. The Nominating Committee also reviews the independence of Directors currently serving on the Board and recommends to the Board Independent Directors to be selected for membership on Board Committees. The Nominating Committee reviews each Director's investment in the Fund, matters relating to Director compensation and expenses and compliance with the Fund's retirement policy. The Nominating Committee met three times during the fiscal year ended August 31, 2003.

     The members of the Audit Committee and Nominating Committee are Delayne Dedrick Gold, Robert E. La Blanc, Douglas H. McCorkindale, Thomas T. Mooney, Stephen P. Munn, Richard A. Redeker, Robin B. Smith, Stephen Stoneburn and Louis
A. Weil III. In addition to the two standing Committees of the Fund, the Board of Directors has also approved Director participation in an Executive Committee designed to coordinate the governance of all of the mutual funds in the Prudential mutual fund complex. The role of the Executive Committee is solely advisory and consultative, without derogation of any of the duties or responsibilities of the Board of Directors. The responsibilities of the Executive Committee include: facilitating communication and coordination between the Independent Directors and fund management on issues that affect more than one fund; serving as a liaison between the Boards of Trustees/Directors of funds and fund management; developing, in consultation with outside counsel and management, draft agendas for Board Meetings; reviewing and recommending changes to Board practices generally and monitoring and supervising the performance of legal counsel to the funds generally and the Independent Directors.

     In accordance with Independence Standards Board No. 1, PricewaterhouseCoopers LLP (PwC), the Fund's independent auditors for the fiscal year ended August 31, 2003, has confirmed to the Audit Committee that they are independent with respect to the Fund. PwC has confirmed the following information:

     o AUDIT FEES: The aggregate fees billed by PwC for professional services rendered for the audit of the Fund's annual financial statements for the fiscal year ended August 31, 2003 was $30,000.

     o FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES: PwC billed no fees for professional services rendered to the Fund for information technology services relating to financial information systems design and implementation for the Fund's most recent fiscal year. Similarly, PwC billed no fees for professional services rendered to the Fund's investment adviser and any entities controlling, controlled by or under common control with the Fund's investment adviser that provide services to the Fund for information technology services relating to financial information systems design and implementation for the calendar year ended December 31, 2002.

     o ALL OTHER FEES: The aggregate fees billed by PwC for services rendered to the Fund, Fund's investment adviser and any entity controlling, controlled by or under common control with the Fund's investment adviser that provides services to the Fund, amounted to approximately $669,150 for the calendar year ended August 31, 2003.

     The Audit Committee of the Fund has considered whether the services described above are compatible with PwC's independence.

     Representatives of PwC are not expected to be present at the meeting, will not have an opportunity to make a statement and are not expected to be available to respond to questions.

     The report of the Audit Committee, dated October 24, 2003, is attached to this proxy statement as Appendix A.


     The executive officers of the Fund, other than as shown above, are: Deborah
A. Docs, Secretary, having held such office since February 1999 and the office of Assistant Secretary from February 1997 through February 1999, Marguerite E.H. Morrison, Chief Legal Officer (since May 2003), and Assistant Secretary, (since May 2002) and Grace C. Torres, Treasurer and Principal Financial and Accounting Officer, having held such office since February 1997. Ms. Docs is 45 years old and is a Vice President and Corporate Counsel (since January 2001) of Prudential, Vice President and Assistant Secretary (since December 1996) of PI, Vice President and Assistant Secretary (since May 2003) of American Skandia Investment Services, Inc. Ms. Morrison is 47 years old and is Vice President and Chief Legal Officer--Mutual Funds and Unit Investment Trusts (since August 2000) of Prudential; Senior Vice President and Secretary (since April 2003) of PI; Senior Vice President and Secretary (since May 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia

Fund Services, Inc.; Vice President and Assistant Secretary of PIMS (since October 2001); previously Senior Vice President and Assistant Secretary (February 2001-April 2003) of PI; Vice President and Associate General Counsel (December 1996-February 2001) of PI and Vice President and Associate General Counsel (September 1987-September 1996) of Prudential Securities. Ms. Torres is 44 years old and is Senior Vice President (since January 2000) of PI; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Advisory Services, Inc.; formerly First Vice President (December 1996-January 2000) of PI and First Vice President (March 1993-1999) of Prudential Securities. The executive officers of the Fund are elected annually by the Board of Directors at their meeting following the Annual Meeting of Shareholders.


     SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE. Section 16(a) of the Securities Exchange Act of 1934, as amended (the Exchange Act), requires the officers and directors of the Fund and persons who own more than ten percent of the Fund's equity securities to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission (SEC) and the New York Stock Exchange. Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish the Fund with copies of all Forms 3, 4 and 5 they file.

     Based solely on the Fund's review of the copies of such Forms, and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, the Fund believes that all of its officers, Directors, greater than ten percent beneficial owners and other persons subject to Section 16 of the Exchange Act because of the requirements of Section 30 of the Investment Company Act (i.e., any advisory board member, investment adviser or affiliated person of the Fund's investment adviser) have complied with all filing requirements applicable to them with respect to transactions during the Fund's most recent fiscal year or prior fiscal years.

REQUIRED VOTE

     Directors must be elected by a vote of a plurality of the votes cast at the meeting in person or by proxy and entitled to vote thereupon.

     THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE "FOR" EACH OF THE NOMINEES INDICATED IN PROPOSAL NO. 1.


          TO APPROVE AMENDMENTS TO THE FUND'S ARTICLES OF INCORPORATION


           (PROPOSALS NO. 2(a) and (b) AND PROPOSALS NO. 3(a) and (b))


BACKGROUND

     The Board of Directors has approved, submits for shareholder approval, and recommends that shareholders approve, amendments (collectively, the Charter Amendments) to the Fund's Articles of Incorporation, as amended and supplemented through the date hereof (the Charter). The Board believes that approval of the Charter Amendments is in the best interests of the Fund and its shareholders, and recommends that shareholders approve the Charter Amendments described below.

                                 PROPOSAL NO. 2


   2(a) BOARD AUTHORITY TO CLASSIFY AND RECLASSIFY, AND INCREASE OR DECREASE,
                           THE FUND'S AUTHORIZED STOCK


EXISTING PROVISION. Article FIFTH of the Charter describes the Fund's authorized capital stock.

PROPOSED AMENDMENT. Article FIFTH would be amended by adding the following new paragraph:


     "(3) THE BOARD OF DIRECTORS MAY CLASSIFY AND RECLASSIFY ANY UNISSUED SHARES OF CAPITAL STOCK (WHETHER OR NOT SUCH SHARES HAVE BEEN PREVIOUSLY CLASSIFIED OR RECLASSIFIED) FROM TIME TO TIME BY SETTING OR CHANGING IN ANY ONE OR MORE RESPECTS THE CLASS AND SERIES DESIGNATIONS OR SETTING OR CHANGING IN ANY ONE OR MORE RESPECTS THE PREFERENCES, CONVERSION OR OTHER RIGHTS, VOTING POWERS, RESTRICTIONS, LIMITATIONS AS TO DIVIDENDS, QUALIFICATIONS, OR TERMS OR CONDITIONS OF REDEMPTION OF SUCH SHARES OF CAPITAL STOCK. A MAJORITY OF THE ENTIRE BOARD OF DIRECTORS, WITHOUT ACTION BY THE STOCKHOLDERS, MAY AMEND THE CHARTER TO INCREASE OR DECREASE THE AGGREGATE NUMBER OF SHARES OF STOCK OR THE NUMBER OF SHARES OF STOCK OF ANY CLASS OR SERIES THAT THE CORPORATION HAS AUTHORITY TO ISSUE."

MATERIAL EFFECTS AND PURPOSE OF THE PROPOSED AMENDMENT.


     (1) Pursuant to the amendment, and to the extent permitted by the 1940 Act, our Board of Directors will have the authority to increase or decrease the number of authorized shares of capital stock, without further action by the shareholders. In addition, the amendment permits our Board of Directors, without shareholder approval, to the extent permitted by the 1940 Act, to authorize and issue shares of capital stock in one or more additional classes or series, including preferred stock, and to fix the relative designations, and terms, including dividend or interest rates, conversion prices, voting rights, redemption prices, maturity dates, powers, preferences and privileges of the additional classes or series of capital stock, and similar matters, any or all of which may be greater than the rights of the common stock. Our Board of Directors will be able to authorize and issue additional classes or series of capital stock with voting, conversion or other rights that could adversely affect the voting power and other rights of the holders of common stock, including the right to override the vote of holders of common stock. Additional classes or series of capital stock could thus be authornized and issued quickly with terms that could delay or prevent a change in control of us or make removal of our management more difficult. The cost of issuance of shares of additional classes and series of common stock may be borne by holders of common stock. Additionally, the issuance of additional classes or series of capital stock may decrease the market price of our common stock and may adversely affect the voting and other rights of the holders of our common stock. We have no present plans to increase our authorized capital stock or to establish and issue any classes or series of capital beyond common stock. The Board of Directors will retain the right it now has to issue any shares of capital stock authorized without further action by shareholders.


     (2) We believe that this Charter Amendment is in the best interest of the Fund and its shareholders because it will permit the Board to attend to administrative matters such as creating new classes or series of stock, or increasing or decreasing the total number of shares of any class or series, without requiring the Fund to devote the time to, and incur the expense of, calling a shareholder meeting.


                      2(b) SUPERMAJORITY VOTING PROVISIONS

EXISTING PROVISION. Maryland law generally requires approval of two-thirds of the outstanding voting shares of a corporation to conduct certain extraordinary events, such as certain types of charter amendments, mergers, dissolution, share exchanges, consolidations and asset transfers. However, Maryland law permits a corporation to include in its charter a provision which reduces the vote required for such extraordinary events. The Fund's Charter does not currently contain such a provision, except with respect to charter amendments, which are discussed in Proposal No. 3. PROPOSED AMENDMENT. Article FIFTH would be amended by adding the following new paragraph:

     "(4) NOTWITHSTANDING ANY PROVISION OF LAW REQUIRING THE AUTHORIZATION OF ANY ACTION BY A GREATER PROPORTION THAN A MAJORITY OF THE TOTAL NUMBER OF SHARES OF ALL CLASSES AND SERIES OF CAPITAL STOCK OF THE CORPORATION OR OF THE TOTAL NUMBER OF SHARES OF ANY CLASS OR SERIES OF CAPITAL STOCK OF THE CORPORATION ENTITLED TO VOTE AS A SEPARATE CLASS, SUCH ACTION SHALL BE VALID AND EFFECTIVE IF AUTHORIZED BY THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE TOTAL NUMBER OF SHARES OF ALL CLASSES AND SERIES
     OUTSTANDING AND ENTITLED TO VOTE THEREON, OR OF THE CLASS OR SERIES ENTITLED TO VOTE THEREON AS A SEPARATE CLASS, AS THE CASE MAY BE, EXCEPT AS OTHERWISE PROVIDED IN THE CHARTER OF THE CORPORATION."

MATERIAL EFFECT AND PURPOSE OF THE PROPOSED AMENDMENT. This Charter Amendment would permit the Fund to enter into certain extraordinary transactions upon the approval of a majority of the outstanding voting shares. We believe this is in the best interest of the Fund because we believe that requiring a two-thirds vote for such events could permit a small number of shareholders, by withholding necessary votes, to essentially veto transactions which might be advantageous to the Fund and its shareholders as a whole. The Fund has no plan to enter into any extraordinary transactions at the present time. Please note that the following existing Charter provisions (contained in Articles Sixth, Eighth, Ninth and Tenth, respectively) which specifically set a higher voting requirement would NOT be changed by this Charter Amendment: removal of any Director, or the entire Board, from office; conversion of the Fund from a closed-end company to an open-end Company; protections that are built into the Charter in respect of transactions with insiders; and the ability to amend Charter provisions relating to the preceding matters.


REQUIRED VOTE

     Approval of each of Proposals No. 2(a) and (b) requires the affirmative vote of a majority of the Fund's outstanding common stock.

THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE "FOR" PROPOSALS NO. 2(a) and (b).


                                 PROPOSAL NO. 3


                            3(a) NUMBER OF DIRECTORS


EXISTING   PROVISION.   Article  SIXTH  of  the  Charter   describes  the  size,
classification, and filling of vacancies of the Board, and the tenure and removal of Directors.

PROPOSED AMENDMENT. Article SIXTH would be amended by adding the following as the second sentence:

     "THE NUMBER OF DIRECTORS OF THE CORPORATION MAY BE INCREASED OR DECREASED PURSUANT TO THE BYLAWS OF THE CORPORATION."



MATERIAL EFFECT AND PURPOSE OF THE PROPOSED AMENDMENT. The Fund's current Bylaws permit the Board to set the number of Directors at no fewer than three and no more than 20, provided that a change in the size of the Board cannot affect the tenure of any incumbent. Although we believe that the Board currently has the power under Maryland law to change the number of Directors, we believe it is in the best interest of the Fund to remove any potential uncertainty regarding this power. If the proposed amendment is adopted, the Fund will continue to divide the Board of Directors into three classes, as nearly equal in number as possible.

                         3(b) FUTURE CHARTER AMENDMENTS


EXISTING PROVISION. Article TENTH, Paragraph 1 of the current Charter provides that most Charter provisions can be amended only upon the affirmative vote of the holders of a majority of the common shares. Article TENTH, Paragraph 2 requires a two-thirds shareholder vote for amendments to Articles SIXTH, EIGHTH, NINTH and TENTH.

PROPOSED AMENDMENT. Article TENTH, Paragraph 1 would be deleted and replaced with the following:

     "THE CORPORATION RESERVES THE RIGHT FROM TIME TO TIME TO MAKE ANY AMENDMENTS TO THE CHARTER OF THE CORPORATION WHICH MAY NOW OR HEREAFTER BE AUTHORIZED BY LAW, INCLUDING ANY AMENDMENT ALTERING THE TERMS OR CONTRACT RIGHTS, AS EXPRESSLY SET FORTH IN THE CHARTER OF THE CORPORATION, OF ANY SHARES OF ITS OUTSTANDING STOCK BY CLASSIFICATION, RECLASSIFICATION, OR OTHERWISE. EXCEPT AS PROVIDED IN PARAGRAPH 2 OF THIS ARTICLE, ANY SUCH AMENDMENT REQUIRING THE VOTE OF STOCKHOLDERS SHALL BE VALIDLY APPROVED BY THE AFFIRMATIVE VOTE OF HOLDERS OF A MAJORITY OF THE OUTSTANDING SHARES OF COMMON STOCK ENTITLED TO VOTE THEREON."
MATERIAL EFFECTS AND PURPOSE OF THE PROPOSED AMENDMENT.


     (1) This Charter Amendment would permit the Board to effect charter amendments to attend to minor matters, which are limited to changing the name of the Fund or the designation or par value of shares, without shareholder approval. However, this Charter Amendment would NOT change the requirement, in Article TENTH, Paragraph 2, for a two-thirds shareholder vote to approve amendments to Articles SIXTH, EIGHTH, NINTH and TENTH nor any other requirement under applicable law, including the 1940 Act, to obtain shareholder approval to effect Charter Amendments. We believe this would be in the best interest of the Fund and its shareholders because it will permit the Fund to address administrative matters without devoting the time to, and incurring the expense of, calling a shareholder meeting.

     (2) This Charter Amendment reserves the Fund's right to make amendments to the Charter which alter the terms or contract rights of outstanding shares. These types of amendments would require a shareholder vote, but, absent such a provision, Maryland law may permit a shareholder to require a corporation to pay "fair value" for his shares if a charter amendment substantially adversely affects his rights as a shareholder. Although Maryland law currently exempts from this rule companies that, like the Fund, are listed on the New York Stock Exchange, we believe it would be in the best interest of the Fund to reduce, to the extent possible, any potential uncertainty regarding this statute. We believe this would permit the Fund to make changes that are advantageous to the Fund as a whole without the risk of having one or a few shareholders make demands on the Fund that benefit themselves but decrease value to other shareholders.


REQUIRED VOTE


     Approval of each of Proposals No. 3(a) and (b) requires the affirmative vote of two-thirds of the Fund's outstanding shares entitled to vote in the election of directors.

THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE "FOR" PROPOSALS NO. 3(a) and (b).

                                  OTHER MATTERS

     No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed proxy will vote thereon according to their best judgment in the interests of the Fund provided the Fund did not have notice of such matter on or before September 16, 2003.


                              SHAREHOLDER PROPOSALS


     The deadline for submitting shareholder proposals for inclusion in the Fund's proxy statement and form of proxy for the Fund's Annual Meeting of Shareholders in 2004 is July 4, 2004. Any shareholder proposal that is intended to be presented at such Annual Meeting, but not submitted for inclusion in the Fund's proxy statement and form of proxy in accordance with the foregoing sentence must be received by the Fund's Secretary at the address indicated on the first page of this proxy statement no earlier than August 6, 2004 and no later than September 5, 2004. Any such proposal not received during that period will be considered untimely and will be excluded from consideration at the next Annual Meeting in accordance with the Fund's Advance Notice Bylaw. The mere submission of a proposal or notice of proposal by a shareholder does not guarantee that such proposal will be included in the proxy statement or otherwise considered at such Annual Meeting because certain federal rules and the Fund's Advance Notice Bylaw, respectively, must be complied with before consideration of the proposal is required. If such proposals are permitted to be brought before any meeting, the persons named as proxies in the proxies solicited by the Board for the 2004 Annual Meeting of Shareholders may exercise discretionary voting power with respect to any such proposal.


                              FINANCIAL STATEMENTS

     The Fund's financial statements for the fiscal year ended August 31, 2003 are incorporated into this proxy statement by reference to the Fund's 2003 annual report to shareholders (File No. 811-05296) filed on or about October 30, 2003.




                                               Deborah A. Docs
                                               SECRETARY




Dated: October 31, 2003



     SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                                                      APPENDIX A

                        THE HIGH YIELD INCOME FUND, INC.

                                  (THE "FUND")

                             AUDIT COMMITTEE REPORT



     The role of the Audit Committee is to assist the Board of Directors in its oversight of the Fund's independent auditors, accounting policies and procedures and other areas relating to the Fund's auditing and control process and the selection of the Fund's independent auditors. The Committee operates pursuant to a charter adopted by the Board on May 27, 2003. As set forth in the charter, management of the Fund is responsible for the preparation, presentation and integrity of the Fund's financial statements, and for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures that provide for compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing the Fund's financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.


     In performing its oversight function, the Committee has considered and discussed with management and the independent auditors the Fund's audited financial statements for its fiscal year ended August 31, 2003. The Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, COMMUNICATION WITH AUDIT COMMITTEES, as modified or supplemented. The Committee has also received the written disclosures from the independent auditors required by Independence Standards Board Standard No. 1, INDEPENDENCE DISCUSSIONS WITH AUDIT COMMITTEES, as currently in effect, delineating relationships between the independent auditors and the Fund, and discussed the impact that any such relationships may have on the objectivity and independence of the independent auditors.

     The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the field of auditing, including the issue of auditor independence. Members of the Committee rely without independent verification on the information provided to them and on the representations made by management and the independent auditors. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to ensure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not ensure that the audit of the Fund's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Fund's independent auditors are in fact "independent."


     The Audit Committee met on October 21, 2003 to consider and discuss the audited financial statements as of and for the fiscal year ended August 31, 2003 with management and the independent auditors.

     Based upon the review and discussions described in this report, and subject to the limitations on the role and responsibilities of the Committee referred to above and in the charter, the Committee recommended to the Board that the audited financial statements be included in the Fund's Annual Report for its fiscal year ended August 31, 2003.

        SUBMITTED BY THE AUDIT COMMITTEE OF THE FUND'S BOARD OF DIRECTORS

Delayne Dedrick Gold

Robert E. La Blanc

Douglas H. McCorkindale

Thomas T. Mooney

Stephen P. Munn

Richard A. Redeker

Robin B. Smith

Stephen Stoneburn

Louis A. Weil, III



Dated: October 21, 2003

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL


PROXY                   THE HIGH YIELD INCOME FUND, INC.                   PROXY

                              Gateway Center Three
                            Newark, New Jersey 07102

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned hereby appoints Robert F. Gunia, Grace C. Torres and Deborah A. Docs as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated on the reverse side of this card, all the shares of Common Stock of The High Yield Income Fund, Inc. held of record by the undersigned on October 10, 2003 at the Annual Meeting of Shareholders to be held on December 4, 2003, or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.



--------------------------------------------------------------------------------
PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
NOTE: Please sign exactly as your name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

           The Board of Directors recommends a vote FOR each proposal.
                                                    ---


[X]  Please mark                                                      |
     votes as in                                                      |_ _
     this example


1.   Election of Directors.

Class I:   (01) Robert E. La Blanc, (02) Douglas H. McCorkindale,
           (03) David E.A. Carson

Class II:  (04) Clay T. Whitehead, (05) Robin B. Smith

Class III: (06) Stephen Stoneburn


     If you do not wish your shares voted "For" particular nominee(s) mark the "For all nominees except as noted above" box and indicate on the line below the nominee(s) for which you wish authority to vote be withheld.



                     FOR ALL           FOR          WITHHELD
                    NOMINEES           ALL          FROM ALL
                     EXCEPT          NOMINEES       NOMINEES
                       [_]             [_]             [_]


               --------------------------------------------------
               For all nominees except as noted on the line above

2.   To approve proposed Charter Amendments relating to:
                                                         FOR    AGAINST  ABSTAIN
     (a)  Fund's Authorized Stock                        [_]      [_]      [_]

     (b)  Supermajority Voting Provisions                [_]      [_]      [_]


3.   To approve proposed Charter Amendments relating to:
                                                         FOR    AGAINST  ABSTAIN
     (a)  Number of Directors                            [_]      [_]      [_]

     (b)  Future Charter Amendments                      [_]      [_]      [_]


     In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.


     Mark box at right if an address change has been noted on the          [_]
     reverse side of this card.


     The signature(s) hereon should correspond exactly with the name(s) of the Stockholder(s) appearing on the record books. If stock is jointly held, all joint owners should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signer is a corporation, please sign the full corporate name and give title of signing officer. If signer is a partnership, please sign in partnership name by authorized person.


Signature:                                             Date:
          -------------------------------------------       --------------------

Signature:                                             Date:
          -------------------------------------------       --------------------